                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                           V-1 OIL CO. AND V-1 GAS CO.

                          Index to financial statements

                                                                                    PAGE
                                                                                    ----
Report of Independent Certified Public Accountants                                   F-2

Combined balance sheets -
  September 30, 2002 (unaudited) and December 31, 2001 and 2000                      F-3

Combined statements of operations -
  Nine Months Ended September 30, 2002 and 2001 (unaudited) and
    Years Ended December 31, 2001, 2000 and 1999                                     F-4

Combined statements of stockholders' equity and comprehensive income - Nine
  Months Ended September 30, 2002 (unaudited) and
    Years Ended December 31, 2001, 2000 and 1999                                     F-5

Combined statements of cash flows -
  Nine Months Ended September 30, 2002 and 2001 (unaudited) and
    Years Ended December 31, 2001, 2000 and 1999                                     F-6

Notes to combined financial statements                                               F-7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Boards of Directors and Stockholders
V-1 Oil Co. and V-1 Gas Co.

We have audited the accompanying combined balance sheets of V-1 Oil Co. (an Idaho corporation) and V-1 Gas Co. (an Idaho corporation), as of December 31, 2001 and 2000, and the related combined statements of operations, stockholders' equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of V-1 Oil Co. and V-1 Gas Co., as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

Tulsa, Oklahoma
February 7, 2003

                           V-1 OIL CO. AND V-1 GAS CO.

                             Combined balance sheets
                                 (in thousands)

                                                                                      December 31,
                                                       September 30,          -----------------------------
                                                           2002                 2001                 2000
                                                         --------             --------             --------
                                                        (unaudited)
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                             $  6,687             $  4,619             $  6,212
   Marketable securities                                    5,937                7,356                7,729
   Accounts receivable, net                                 2,301                3,656                5,009
   Inventories, net                                         1,736                1,628                2,138
   Prepaids and other assets                                  279                  154                  125
                                                         --------             --------             --------
     Total current assets                                  16,940               17,413               21,213

MARKETABLE SECURITIES                                       1,647                1,678                1,986
PROPERTY, PLANT AND EQUIPMENT, net                         10,448               10,711               10,262
OTHER ASSETS                                                1,113                1,113                1,113
                                                         --------             --------             --------
     Total assets                                        $ 30,148             $ 30,915             $ 34,574
                                                         ========             ========             ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                      $  1,103             $  1,954             $  2,925
   Accrued and other current liabilities                    1,897                1,852                2,963
                                                         --------             --------             --------
     Total current liabilities                              3,000                3,806                5,888

ENVIRONMENTAL REMEDIATION LIABILITY                           404                  504                  604
OTHER LONG-TERM LIABILITIES                                   446                  576                  240
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Common stock                                                 1                  171                   89
   Stockholder note receivable                                 --               (1,170)              (1,088)
   Retained earnings                                       26,398               26,011               27,446
   Accumulated other comprehensive income (loss)             (101)               1,017                1,395
                                                         --------             --------             --------
     Total stockholders' equity                            26,298               26,029               27,842
                                                         --------             --------             --------
     Total liabilities and stockholders' equity          $ 30,148             $ 30,915             $ 34,574
                                                         ========             ========             ========

              The accompanying notes are an integral part of these
                         combined financial statements.

                           V-1 OIL CO. AND V-1 GAS CO.

                        Combined statements of operations
                                 (in thousands)

                                              For the Nine Months Ended                     For the Years Ended
                                                    September 30,                               December 31,
                                            ------------------------------      ------------------------------------------
                                               2002                2001           2001             2000            1999
                                            ---------            ---------      ---------        ---------       ---------
                                           (unaudited)          (unaudited)
REVENUES:
   Retail propane                           $  19,734            $  24,429      $  32,208        $  28,408       $  20,833
   Wholesale propane                              596                  756            953            1,445           1,833
   Retail gasoline                              4,771                8,410         10,484           13,522          10,212
   Other                                        2,970                2,883          4,087            4,184           4,480
                                            ---------            ---------      ---------        ---------       ---------
     Total revenues                            28,071               36,478         47,732           47,559          37,358
                                            ---------            ---------      ---------        ---------       ---------
COSTS AND EXPENSES:
   Cost of products sold                       15,339               25,276         31,785           33,768          23,050
   Operating expenses                           7,157                6,548          8,574            8,429           7,785
   Depreciation                                   914                1,002          1,249            1,134             981
   Selling, general and administrative          2,177                2,091          3,569            3,036           2,799
                                            ---------           ----------      ---------        ---------       ---------
     Total costs and expenses                  25,587               34,917         45,177           46,367          34,615
                                            ---------            ---------      ---------        ---------       ---------
OPERATING INCOME                                2,484                1,561          2,555            1,192           2,743

OTHER INCOME:
   Interest and investment income                 368                  568            811            1,308           1,299
   Gain on disposal of assets                     641                    5             11              998              47
   Gain on redemption of marketable
     securities                                     5                   16             16               12               1
   Other                                          107                   55            101               58              61
                                            ---------            ---------      ---------        ---------       ---------
NET INCOME                                  $   3,605            $   2,205      $   3,494        $   3,568       $   4,151
                                            =========            =========      =========        =========       =========

              The accompanying notes are an integral part of these
                         combined financial statements.

                           V-1 OIL CO. AND V-1 GAS CO.

      Combined statements of stockholders' equity and comprehensive income
                                 (in thousands)

                                                                              V-1 Oil Co.
                                                   ---------------------------------------------------------------
                                                                                                      Accumulated
                                                  Shares of                              Stockholder     Other
                                                   Common      Common       Retained         Note    Comprehensive
                                                   Stock        Stock       Earnings      Receivabl   Income(Loss)
                                                   -----        -----       --------      ---------   ------------
Balance, January 1, 1999                               54       $  --       $ 22,152       $    --       $ 2,178
    Comprehensive income:
    Net income                                         --          --          3,986            --            --
    Change in value of available-for-sale
      securities                                       --          --             --            --          (271)

    Advance on stockholder note receivable             --          --             --          (250)           --
    Interest on stockholder note receivable            --          18             --           (18)           --
    Distributions                                      --          --           (982)           --            --
                                                   ------       -----       --------       -------       -------
Balance, December 31, 1999                             54          18         25,156          (268)        1,907
    Comprehensive income:
    Net income                                         --          --          3,378            --            --
    Change in value of available-for-sale
      securities                                       --          --             --            --          (512)

    Advance on stockholder note receivable             --          --             --          (750)           --
    Interest on stockholder note receivable            --          70             --           (70)           --
    Distributions                                      --          --         (2,288)           --            --
                                                   ------       -----       --------       -------       -------
Balance, December 31, 2000                             54          88         26,246        (1,088)        1,395
    Comprehensive income:
    Net income                                         --          --          3,305            --            --
    Change in value of available-for-sale
      securities                                       --          --             --            --          (378)

    Interest on stockholder note receivable            --          82             --           (82)           --
    Distributions                                      --          --         (4,804)           --            --
                                                   ------       -----       --------       -------       -------
Balance, December 31, 2001                             54         170         24,747        (1,170)        1,017
    Comprehensive income:
    Net income (unaudited)                             --          --          3,454            --            --
    Change in value of available-for-sale
      securities (unaudited)                           --          --             --            --        (1,118)

    Interest on stockholder note receivable
      (unaudited)                                      --          13             --           (13)           --
    Redemption of shares for cancellation of
      stockholder note (unaudited)                     (1)       (183)        (1,000)        1,183            --
    Distributions (unaudited)                          --          --         (2,068)           --            --
                                                   ------       -----       --------       -------       -------
Balance, September 30, 2002 (unaudited)                53       $  --       $ 25,133       $    --       $  (101)
                                                   ======       =====       ========       =======       =======

                                                             V-1 Gas Co.
                                                    ------------------------------
                                                    Shares of
                                                     Common    Common     Retained
                                                      Stock     Stock     Earnings       Combined
                                                      -----     -----     --------       --------
Balance, January 1, 1999                                  5      $  1      $   845       $ 25,176
    Comprehensive income:
    Net income                                           --        --          165          4,151
    Change in value of available-for-sale
      securities                                         --        --           --           (271)
                                                                                         --------
       Total Comprehensive Income                                                           3,880

    Advance on stockholder note receivable               --        --           --           (250)
    Interest on stockholder note receivable              --        --           --             --
    Distributions                                        --        --           --           (982)
                                                      -----      ----      -------       --------
Balance, December 31, 1999                                5         1        1,010         27,824
    Comprehensive income:
    Net income                                           --        --          190          3,568
    Change in value of available-for-sale
      securities                                         --        --           --           (512)
                                                                                         --------
       Total Comprehensive Income                                                           3,056

    Advance on stockholder note receivable               --        --           --           (750)
    Interest on stockholder note receivable              --        --           --             --
    Distributions                                        --        --           --         (2,288)
                                                      -----      ----      -------       --------
Balance, December 31, 2000                                5         1        1,200         27,842
    Comprehensive income:
    Net income                                           --        --          189          3,494
    Change in value of available-for-sale
      securities                                         --        --           --           (378)
                                                                                         --------
       Total Comprehensive Income                                                           3,116

    Interest on stockholder note receivable              --        --           --             --
    Distributions                                        --        --         (125)        (4,929)
                                                      -----      ----      -------       --------
Balance, December 31, 2001                                5         1        1,264         26,029
    Comprehensive income:
    Net income (unaudited)                               --        --          151          3,605
    Change in value of available-for-sale
      securities (unaudited)                             --        --           --         (1,118)
                                                                                         --------
       Total Comprehensive Income (unaudited)                                               2,487

    Interest on stockholder note receivable
      (unaudited)                                        --        --           --             --
    Redemption of shares for cancellation of
      stockholder note (unaudited)                       --        --           --             --
    Distributions (unaudited)                            --        --         (150)        (2,218)
                                                      -----      ----      -------       --------
Balance, September 30, 2002 (unaudited)                   5      $  1      $ 1,265       $ 26,298
                                                      =====      ====      =======       ========

              The accompanying notes are an integral part of these
                         combined financial statements.

                          V-1 OIL CO. AND V-1 GAS CO.

                       Combined statements of cash flows
                                 (in thousands)

                                                                  For the Nine Months Ended             For the Years Ended
                                                                        September 30,                       December 31,
                                                                    ---------------------       -----------------------------------
                                                                      2002          2001          2001          2000          1999
                                                                    -------       -------       -------       -------       -------
                                                                  (unaudited)   (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                       $ 3,605       $ 2,205       $ 3,494       $ 3,568       $ 4,151
   Adjustments-
     Depreciation                                                       914         1,002         1,249         1,134           981
     Gain on disposal of assets                                        (641)           (5)          (11)         (998)          (47)
     Provision for loss on accounts receivable                           38            50            63           122            46
     Gain on redemption of marketable securities                         (5)          (16)          (16)          (12)           (1)
     Change in assets and liabilities:
       Accounts receivable                                            1,317         2,281         1,290        (2,000)         (156)
       Inventories                                                     (108)           25           510          (467)          (70)
       Other current assets                                            (125)          (56)          (29)           (8)           (1)
       Accounts payable                                                (851)       (1,384)         (971)          155           556
       Accrued and other current liabilites                              45           312        (1,111)        1,226            73
       Long-term liabilities                                           (230)          136           236        (1,744)          107
       Other                                                             --            (3)           (3)          (11)           (3)
                                                                    -------       -------       -------       -------       -------
         Net cash provided by operating activities                    3,959         4,547         4,701           965         5,636
                                                                    -------       -------       -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                (702)       (1,234)       (1,765)       (2,114)       (1,195)
   Proceeds from sale of assets                                         692            72            78         1,504           259
   Proceeds from redemption of marketable securities                    337           322           322           525           139
                                                                    -------       -------       -------       -------       -------
         Net cash used in investing activities                          327          (840)       (1,365)          (85)         (797)
                                                                    -------       -------       -------       -------       -------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to stockholders                                     (2,218)       (4,682)       (4,929)       (2,288)         (982)
   Advances on note receivable from stockholder                          --            --            --          (750)         (250)
                                                                    -------       -------       -------       -------       -------
         Net cash used in financing activities                       (2,218)       (4,682)       (4,929)       (3,038)       (1,232)
                                                                    -------       -------       -------       -------       -------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  2,068          (975)       (1,593)       (2,158)        3,607

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                      4,619         6,212         6,212         8,370         4,763
                                                                    -------       -------       -------       -------       -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                          $ 6,687       $ 5,237       $ 4,619       $ 6,212       $ 8,370
                                                                    =======       =======       =======       =======       =======

              The accompanying notes are an integral part of these
                         combined financial statements.

                           V-1 OIL CO. AND V-1 GAS CO.

                     Notes to combined financial statements
                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

 A - OPERATIONS AND FINANCIAL STATEMENT PRESENTATION

     The accompanying combined financial statements include the accounts of V-1 Oil Co. (an Idaho corporation, "V-1 Oil") and V-1 Gas Co. (an Idaho corporation, "V-1 Gas"). These companies are collectively referred to herein as V-1 or the Company and were under common management and ownership control throughout the periods presented in these combined financial statements.

     On September 30, 2002, V-1 Gas was merged into V-1 Oil. On December 9, 2002, the Company and its stockholders entered into an Agreement for Contribution of Assets in Exchange for Partnership Interests ("Exchange Agreement") with Heritage Propane Partners, L.P. and certain of its affiliates ("Heritage"), whereby Heritage would acquire the propane related assets of the Company in exchange for cash and limited partnership interests in Heritage. On January 2, 2003, the parties to the agreement completed the transactions contemplated in the Exchange Agreement (See note G).

     All significant intercompany accounts and transactions have been eliminated, except for the equity accounts because no parent-subsidiary relationship existed throughout the periods presented.

     The Company sells propane and propane-related products from retail outlets located in Idaho, Utah, Montana, Colorado, Washington, Oregon and Wyoming. The Company is also a wholesale propane supplier in those regions. The Company also owns and operates retail gasoline stations, which sell gasoline and convenience store items. The Company closed or sold three of its 11 gasoline stations during 2001. An additional four stations were disposed of during the nine-months ended September 30, 2002.

     The accompanying unaudited combined financial statements as of September 30, 2002, and for the nine months ended September 30, 2002 and 2001, have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information, including all adjustments of a normal and recurring nature which, in the opinion of the Company's management, are necessary for the fair presentation of interim results. Not all information and notes required for complete financial statements are included. The results of operations presented are not necessarily indicative of the results for the full year.

 B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BALANCE SHEET DETAIL

     Revenue Recognition

     Sales of propane, propane appliances, parts and fittings, gasoline and other items are recognized at the later of the time of delivery of the product to the customer or the time of sale or installation. Revenue from service labor is recognized upon completion of the service, and tank rent is recognized ratably over the period it is earned.

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     Cash and Cash Equivalents

     Cash and cash equivalents include all cash on hand, demand deposits, and cash equivalents. The Company considers cash equivalents to include short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

     Accounts Receivable

     The Company grants credit to its customers for the purchase of propane and gasoline and other related products. Accounts receivable consisted of the following:

                                                                                December 31,
                                                     September 30,       --------------------------
                                                         2002               2001             2000
                                                       --------          ---------        ---------
      Trade accounts receivable                        $  2,339          $   3,721        $   5,142
      Less - allowance for doubtful accounts                 38                 65              133
                                                       --------          ---------        ---------
      Accounts receivable, net                         $  2,301          $   3,656        $   5,009
                                                       ========          =========        =========

The activity in the allowance for doubtful accounts consisted of the following during the periods ended:

                                                           September 30,                        December 31,
                                                        -------------------         -----------------------------------
                                                         2002         2001            2001          2000           1999
                                                        -----       -------         -------       -------         -----
      Balance, beginning of the period                  $  65       $   133         $   133       $    74         $  93
      Provision for loss on accounts receivable            38            50              63           122            46
      Accounts receivable written-off, net of
         recoveries                                       (65)         (118)           (131)          (63)          (65)
                                                        -----       -------         -------       -------         -----
      Balance, end of period                            $  38       $    65         $    65       $   133         $  74
                                                        =====       =======         =======       =======         =====

     Inventories

     Inventories are valued at the lower of cost or market. The cost of fuel inventories is determined using weighted-average cost, while the cost of appliances, parts and fittings and other items is determined by the first-in, first-out method. Inventories consisted of the following:

                                                                                      December 31,
                                                              September 30,       --------------------------
                                                                  2002               2001             2000
                                                                --------          ---------        ---------
      Propane                                                   $    667          $     572        $     864
      Gasoline                                                        57                114              185
      Appliances, parts and fittings and other                     1,197              1,127            1,274
      Less - reserve for excess and obsolete inventory              (185)              (185)            (185)
                                                                --------          ---------        ---------
         Inventories, net                                       $  1,736          $   1,628        $   2,138
                                                                ========          =========        =========

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     Marketable Securities

     Marketable securities consist of mutual funds and federal and municipal government debt securities. The Company accounts for marketable securities in accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities (SFAS
     115), which requires that the securities be classified into one of three categories: held-to-maturity, available-for-sale, or trading securities. Management has determined that the Company has the ability and intent to hold its investments in government debt securities to their respective maturity dates. Accordingly, these investments are reported at amortized cost in the accompanying combined balance sheets. Realized gains or losses from the sale of securities classified as held-to-maturity are determined by the specific identification method. Mutual funds are classified as available-for-sale securities and are reported at fair value, based on quoted market values, with unrealized gains or losses being reported in other comprehensive income.

     Property, Plant and Equipment

     Property, plant and equipment is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are expensed as incurred. Components and useful lives of property, plant and equipment were as follows:

                                                                                    December 31,
                                                        September 30,       ---------------------------
                                                            2002               2001             2000
                                                         ----------         ----------       ----------
     Land                                                $      447         $      464       $      447
     Buildings and improvements (20 years)                    1,759              1,861            1,850
     Plant facilities and equipment (20 years)                2,184              1,891            1,764
     Tanks and other equipment (20 years)                    14,435             14,508           13,581
     Transportation equipment (5 years)                       4,128              3,889            3,596
     Airplane (25 years)                                      -                    235              235
     Furniture and fixtures (5 years)                           642                640              613
                                                         ----------         ----------       ----------
                                                             23,595             23,488           22,086
     Less- accumulated depreciation                          13,147             12,777           11,824
                                                         ----------         ----------       ----------
       Property, plant and equipment, net                $   10,448         $   10,711       $   10,262
                                                         ==========         ==========       ==========

     Long-lived Assets

     The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate, in management's judgment, that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of long-lived assets is not recoverable, the Company reduces the carrying amount of such assets to fair value. No impairment of long-lived assets was recorded during the nine-months ended September 30, 2002 and 2001, or the years ended December 31, 2001, 2000 and 1999.

     Other Assets

     The Company owns two parcels of land in Idaho. One of these parcels is an approximately 400-acre plot of unimproved property and the other is an approximately 177-acre plot that includes a cabin and a shop building.

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     These items are not used in the operations of the Company and are recorded on the balance sheet as a long-term other asset at cost. The Company has obtained a valuation of these properties by an independent appraiser, which indicates that the market value of these assets is greater than the cost. Accordingly, no impairment of these assets has been recorded.

     Accrued and Other Current Liabilities

     Accrued and other current liabilities consisted of the following:

                                                                                          December 31,
                                                              September 30,        ---------------------------
                                                                   2002               2001             2000
                                                                ----------         ----------       ----------
         Environmental remediation liability (See note D)       $      100         $      100       $    1,344
         Settlement agreement payable (See note D)                      62                 62            -
         Wages and payroll taxes                                       483                555              520
         Deferred tank rent                                            805                822              800
         Customer deposits                                             317                260              177
         Taxes other than income                                        88                 26               25
         Other                                                          42                 27               97
                                                                ----------         ----------       ----------
           Accrued and other current liabilities                $    1,897         $    1,852       $    2,963
                                                                ==========         ==========       ==========

     Environmental Remediation Liability

     The Company accrues for losses associated with environmental remediation obligations when such losses are probable and reasonably estimable. Management basis its estimates on evaluations of each individual location, utilizing its past experience with similar projects, consultation with third-party remediation firms and the likely degree of the contamination. Such accruals are adjusted as further information develops or circumstances change. The actual costs the Company will incur related to the remediation of these sites may differ materially from the amounts estimated by management. Future expenditures for environmental remediation obligations are discounted to their present value if the timing of the payments is reasonably determinable.

     Income Taxes

     The Company has elected to be treated as a Subchapter S Corporation under the Internal Revenue Code. As such, the Company is not subject to income tax. The Company's net income or loss is reported in the stockholders' individual income tax returns.

     Fair Value

     The carrying amounts of accounts receivable and accounts payable approximate their fair value.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Recently Issued Accounting Standards

     In June 2001, the Financial Accounting Standards Board (FASB) issued Statement No. 143, Accounting for Asset Retirement Obligations (SFAS 143). SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The provisions of this statement are effective for the Company on January 1, 2003, however, management has not yet determined the impact of the adoption on the Company's combined financial position or results of operations.

     In August 2001, the FASB issued Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of (SFAS 121), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 144 retains the fundamental provisions of SFAS 121 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale. SFAS 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company adopted the provisions of SFAS 144 on January 1, 2002. The adoption of SFAS 144 did not have a material impact on the Company's combined financial position or results of operations.

     In April 2002, the FASB issued Statement No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections (SFAS 145). SFAS 145 rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, and an amendment of that Statement, FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. SFAS 145 also rescinds FASB Statement No. 44, Accounting for Intangible Assets of Motor Carriers, amends FASB Statement No. 13, Accounting for Leases, to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. SFAS 145 is effective for fiscal years beginning after May 15, 2002. Management does not believe that the adoption of SFAS 145 will have a material impact on the combined financial statements of the Company.

     In June 2002, the FASB issued Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146). SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. The provisions of SFAS 146 are effective for

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     exit or disposal activities that are initiated after December 31, 2002. Management does not believe that adoption of SFAS 146 will have a material impact on the combined financial statements of the Company.

 C - MARKETABLE SECURITIES

     The cost basis and carrying value of the Company's available-for-sale and held-to-maturity securities held at September 30, 2002 and December 31, 2001 and 2000 are as follows:

                                                                            September 30, 2002
                                                ---------------------------------------------------------------------------
                                                 Cost/Amortized       Fair       Unrealized     Unrealized  Net Unrealized
                                                      Cost            Value         Gains          Losses     Gain/(Loss)
                                                -----------------   --------     -----------    -----------  --------------
        Available-for-Sale Securities:
          Mutual Funds                               $6,038          $5,937        $  762         $ (863)       $  (101)
                                                     ------          ------        ------         ------        -------
        Held-to-Maturity:
          Government Securities-
            Non-Current                               1,647           2,019           373             (1)           372
                                                     ------          ------        ------         ------        -------
               Total Investments                     $7,685          $7,956        $1,135         $ (864)       $   271
                                                     ======          ======        ======         ======        =======
                                                                             December 31, 2001
                                                ---------------------------------------------------------------------------
                                                 Cost/Amortized       Fair       Unrealized     Unrealized  Net Unrealized
                                                      Cost            Value         Gains          Losses     Gain/(Loss)
                                                -----------------   --------     -----------    -----------  --------------
        Available-for-Sale Securities:
          Mutual Funds                               $6,038          $7,055         $1,397        $ (380)       $ 1,017
                                                     ------          ------         ------        ------        -------
        Held-to-Maturity:
          Government Securities-
            Current                                     301             304              3            -               3
            Non-Current                               1,678           1,926            260           (12)           248
                                                     ------          ------         ------        ------        -------
               Total                                  1,979           2,230            263           (12)           251
                                                     ------          ------         ------        ------        -------
               Total Investments                     $8,017          $9,285         $1,660        $ (392)       $ 1,268
                                                     ======          ======         ======        ======        =======
                                                                             December 31, 2000
                                                ---------------------------------------------------------------------------
                                                 Cost/Amortized       Fair       Unrealized     Unrealized  Net Unrealized
                                                      Cost            Value         Gains          Losses     Gain/(Loss)
                                                -----------------   --------     -----------    -----------  --------------
        Available-for-Sale Securities:
          Mutual Funds                               $6,038          $7,433         $1,606        $ (211)       $ 1,395
                                                     ------          ------         ------        ------        -------
        Held-to-Maturity:
          Government Securities-
            Current                                     296             307             11            -              11
            Non-Current                               1,986           2,246            261            (1)           260
                                                     ------          ------         ------        ------        -------
               Total                                  2,282           2,553            272            (1)           271
                                                     ------          ------         ------        ------        -------
               Total Investments                     $8,320          $9,986         $1,878        $ (212)       $ 1,666
                                                     ======          ======         ======        ======        =======

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     The net unrealized holding gains (losses) on available-for-sale securities are included in accumulated other comprehensive income.

     The contractual maturity dates of marketable securities classified as held-to-maturity range from 2011 to 2025, however these securities may be called at an earlier date by the issuer. Proceeds on redemption of securities classified as held-to-maturity were $337 and $322 for the nine-month periods ended September 30, 2002 and 2001, respectively, and $322, $525 and $139 for the years ended December 31, 2001, 2000 and 1999, respectively.

     Realized gains on marketable securities are recorded in the combined statements of operations and are the result of gains on the redemption of held-to-maturity securities. Realized gains on redemptions of securities classified as held-to-maturity were $5 and $16 for the nine-months ended September 30, 2002 and 2001, respectively, and, $16, $12 and $1 for the years ended December 31, 2001, 2000 and 1999, respectively.

D - ENVIRONMENTAL REMEDIATION AND OTHER COMMITMENTS AND CONTINGENCIES

     Environmental Remediation

     The Company has certain obligations to remove underground storage tanks from its gasoline stations and is involved in remediation and ongoing compliance activities at several sites. After removing the tanks and completing any necessary remediation of the sites, the Company must pass certain soil evaluations by the United States Environmental Protection Agency (EPA) and/or the United States Department of Environmental Quality
     (DEQ), as well as various state environmental agencies. The Company typically hires third party environmental specialists to perform the remediation.

     The Company owns 22 sites of current or former propane and gasoline stations that management believes require remediation to some degree. The Company has accrued a liability for the estimated costs associated with the clean up of these sites, which ranges from approximately $1 to $120 per site. Future expenditures for environmental remediation obligations are not discounted to their present value as the timing of the payments is not reasonably determinable.

     During the year ending December 31, 2001, the Company entered into a consent agreement with the United States of America, on behalf of the EPA and the United States Coast Guard, regarding the contamination at one of the Company's gasoline stations. In connection with the consent agreement, the Company paid $1,200 and has been released from further federal liability in connection with environmental contamination at this location, although additional remediation efforts are ongoing under the terms of an agreement with the state department of environmental quality. The Company recorded a liability for this settlement at December 31, 1998 at the present value of the future liability. The discount rate used was equal to the risk-free rate available at the time the liability was incurred with a similar maturity. This liability increased each year with a charge to interest expense until it was paid in November 2001. The estimated cost of the ongoing remediation effort is included in the environmental remediation accrual in the combined balance sheets.

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

     Legal

     The Company is a party to various legal proceedings incidental to its business. Certain claims, suits and complaints arising in the ordinary course of business have been filed or are pending against the Company. In the opinion of management, all such matters are covered by insurance, are without merit or involve amounts, which, if resolved unfavorably, would not have a significant effect on the financial position or results of operations of the Company.

     During the year ended December 31, 2001, the Company settled a lawsuit brought forth by a former stockholder by agreeing to pay this stockholder $500, payable in equal monthly amounts through June 2009. Under the settlement agreement, the Company continues to be obligated to pay any amount that is outstanding at the time of a sale or merger of the Company. The Company has recorded the current portion of this settlement in accrued and other current liabilities with the remainder of the settlement recorded in other long-term liabilities.

     Purchase and Supply Commitments

     The Company enters into purchase and supply agreements with various parties used to supply fuel for its retail operations. These agreements are for short durations and call for the fuel to be priced at current market price upon delivery.

E - PROFIT SHARING AND 401(K) SAVINGS PLAN

     The Company sponsors a defined contribution 401(k) savings plan (the "Plan"), which covers all employees subject to service period requirements. Contributions are made to the Plan at the discretion of the Board of Directors. Total expense related to the Plan during the nine-months ended September 30, 2002 and 2001, and the years ended December 31, 2001, 2000 and 1999, was approximately $130, $99, $128, $114 and $105, respectively.

F - RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1999, the Company loaned a stockholder $250 bearing interest of 7% due January 20, 2000. In 2000, the Company amended the loan agreement and advanced the stockholder an additional $750 also bearing interest of 7%, with the total principal of $1,000 due July 30, 2001. The notes and the related interest have been accounted for as equity transactions in the combined balance sheets. These advances were secured by a portion of the stockholder's stock in the Company. In August 2001, the parties further amended the loan agreement by setting a due date of January 15, 2002 and increasing the interest rate to 9%. This note was settled in January 2002 with the redemption of 1,452 shares of Company stock based on the value of the shares agreed to by the stockholders. The shares were cancelled upon redemption.

     Certain related parties purchased from the Company an interest in a bond owned by the Company. The Company recorded the related parties' share of the bond as a long-term liability and has proportionately distributed the interest income related to this bond. The amounts recorded as a liability at September 30, 2002 and December 31, 2001 and 2000 were $86, $169, and $240, respectively. The Company distributed interest income in the amount of $8 and $13 for the nine-months ended September 30, 2002 and 2001, and $17, $33 and $36 for the years ended December 31, 2001, 2000 and 1999, respectively.

                           V-1 OIL CO. AND V-1 GAS CO.

                          (Dollar amounts in thousands)
                  (Unaudited as to September 30, 2002 and 2001)

    A business owned by a stockholder of the Company supplies certain gasoline quantities and hauling services. All transactions with this company are conducted at prices equivalent to those available in the market. The total amount paid to this company was $2,115, $5,137, $6,445, $6,791, and $6,127 during the nine-months ended September 30, 2002 and 2001, and the years ended December 31, 2001, 2000, and 1999, respectively.

    During the nine-months ended September 30, 2002, the Company made payments totaling $540 to a business owned by an officer of the Company and recorded these payments in selling, general, and administrative expenses in the accompanying statement of operations. The officer utilized $240 of these proceeds to purchase an airplane and hanger from the Company. No gain or loss was recognized on this transaction.

G - SUBSEQUENT EVENT

    On January 2, 2003, Heritage acquired the propane distribution assets of V-1 for total consideration of $32,298, before post-closing adjustments. The acquisition price was negotiated with V-1 and was payable $17,298 in cash and by the issuance of 551,456 Common Units of Heritage valued at $15,000. The exchange price for the Common Units was determined under a formula based upon the average closing price of Heritage's Common Units for the twenty consecutive trading days commencing on the tenth trading day prior to the public announcement of the transaction on December 10, 2002.